Registration number C 66059

Virtual Generation Limited

Director's Report

and

Financial Statements

2018

VIRTUAL GENERATION LIMITED

DIRECTOR'S REPORT AND FINANCIAL STATEMENTS

2018

Contents

Page

Report of the Director	2
Statement of Director's Responsibilities	3
Report of the Independent Auditor	4 - 6
Statement of Comprehensive Income	7
Statement of Financial Position	8
Statement of Changes in Equity	9
Statement of Cash Flows	10
Notes to the Financial Statements	11 – 18

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VIRTUAL GENERATION LIMITED

REPORT OF THE DIRECTOR

FOR THE YEAR ENDED 31 DECEMBER 2018

Director	Stefano Volo

Registered Office	Level 2, Farrugia Building, 9
St. Michael Street
San Gwann SGN2301
Malta

The director presents the annual report together with the audited financial statements of the Company for the year ended 31 December 2018. The Company qualifies as a small company for the purposes of the reporting requirements of the Companies Act, Cap. 386 of the Laws of Malta.

1     Principal Activities

The Company is engaged in developing and managing virtual gaming software and ancillary services.

2     Review of Business Development and State of Affairs

During the year under review, the Company was engaged in maintaining and strengthening its customer base. The profit for the year amounted to €37,897.

3     Likely Future Business Developments

The Company expects to maintain its business line at profitable levels over the forthcoming financial year.

4     Dividends and Reserves

During the year under review, interim dividends amounting to €100,000 (2017: €165,000) were distributed to shareholders. After adding up the profit and the dividend for the current year to retained profits brought forward, total retained profits amounting to €107 ,665 are being carried forward to the next financial year.

Approved by the Director on 31 January 2019:

/s/ Stefano Volo

Stefano Volo

Director

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VIRTUAL GENERATION LIMITED

STATEMENT OF DIRECTOR'S RESPONSIBILITIES

This statement is made to enable shareholders to distinguish bet1veen the duties of the director, as listed below, and the duties of the auditor as indicated in the report of the independent auditor to the members on page 4.

The Companies Act, Cap. 386 of the Laws of Malta requires the director to prepare financial statements for each financial period, which give a true and fair view of the Company's state of affairs as at the end of, and its profit or loss for, that period.

In preparing these financial statements, the director is required to:

•	adopt the going concern basis unless it is inappropriate to presume that the Company will continue in business;

•	select suitable accounting policies and apply them consistently;

•	make judgements and estimates that are reasonable and prudent;

•	account for income and charges relating to the accounting period on the accruals basis;

•	value separately the components of asset and liability items; and

•	report comparative figures corresponding to those of the preceding accounting period.

The director is responsible for keeping proper accounting records. Such records should disclose with reasonable accuracy at any time, the financial position of the Company such as to enable him to ensure that the financial statements have been properly prepared in accordance with the Companies Act. He is also responsible for safeguarding the assets of the Company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

REPORT OF THE INDEPENDENT AUDITOR

TO THE MEMBERS OF VIRTUAL GENERATION LIMITED

Report on the Financial Statements

I have audited the financial statements of Virtual Generation Limited as set out on pages 7 to 18, which comprise the Statements of Comprehensive Income, Changes in Equity and Cash Flows for the year ended 31 December 2018, the Statement of Financial Position as at that date and the Notes to the Financial Statements.

Audit Opinion

In my opinion, the financial statements give a true and fair view of the financial position of the Company as at 31 December 2018 and of its financial performance and cash flows for the year then ended in accordance with International Financial Reporting Standards as adopted by the European Union ("IFRS"), and have been properly prepared in accordance with the Companies Act, Cap. 386 of the Laws of Malta.

Basis for Opinion

I conducted my audit in accordance with International Standards on Auditing ("ISAs"). My responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Financial Statements section of my report. I am independent of the Company in accordance with the International Ethics Standards Board for Accountants' Code of Ethics for Professional Accountants ("IESBA Code") together with the ethical requirements that are relevant to my audit of the financial statements in accordance with the Accountancy

Profession (Code of Ethics for Warrant Holders) Directive issued in terms of the Accountancy Profession Ad, Cap. 281 of the La1vs of Malta, and I have fulfilled my other ethical responsibilities in accordance with these requirements and the IESBA Code. I believe that the audit evidence I have obtained is sufficient and appropriate to provide a basis for my opinion.

Other Information

The director is responsible for the Other Information. The Other Information comprises the Director's Report as set out on page 2. My opinion on the financial statements does not cover this information. In connection with my audit of the financial statements, my responsibility is to read the Other Information and, in doing so, consider whether the Other Information is materially inconsistent with the financial statements or my knowledge obtained in the audit, or otherwise appears to be materially misstated. With respect to the Director's Report, I also considered whether the Director's Report includes the disclosures required by Article 177 of the Companies Act, Cap. 386 of the Laws of Malta.

Based on the work I have performed, in my opinion:

•	the information given in the Director's Report is consistent with the financial statements; and
•	the Director's Report has been prepared in accordance with the Companies Act;

In addition, in light of the knowledge and understanding of the Company and its environment obtained in the course of the audit, I am required to report if I have identified material misstatements in the Director's Report and Other Information. I have nothing to report in this regard.

REPORT OF THE INDEPENDENT AUDITOR

TO THE MEMBERS OF VIRTUAL GENERATION LIMITED (cont.)

Director's Responsibility for the Financial Statements

As described on page 3, these financial statements are the responsibility of the Company's director. The director is responsible for the preparation and fair presentation of these financial statements in accordance with IFRS and in accordance with the Companies Act, Cap. 386 of the Laws of Malta, and for such internal control as he determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, the director is responsible for assessing the Company's ability to continue as a going concern, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless the director either intends to liquidate the Company or to cease operations, or has no realistic alternative but to do so.

Auditor's Responsibility

My ob1ectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes my opinion. Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with ISAs will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in their aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

As part of an audit in accordance with ISAs, I exercise professional 1udgment and maintain professional scepticism throughout the audit. I also:

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for my opinion. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.
•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by the director.
•	Conclude on the appropriateness of the director's use of the going concern basis of accounting and based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the Company's ability to continue as a going concern. If I conclude that a material uncertainty exists, I am required to draw attention in my auditor's report to the related disclosures in the financial statements or, if such disclosures are inadequate, to modify my opinion. My conclusions are based on the audit evidence obtained up to the date of my auditor's report. However, future events or conditions may cause the company to cease to continue as a going concern.
•	Evaluate the overall presentation, structure and content of the financial statements, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation.

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REPORT OF THE INDEPENDENT AUDITOR

TO THE MEMBERS OF VIRTUAL GENERATION LIMITED (cont.)

I communicate with the director regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that I identify during my audit.

Report on Other Legal and Regulatory Requirements

The Companies Act, Cap. 386 of the Laws of Malta establishes that if the Company's directors default in:

•	disclosing their remuneration; or
•	their duties related to retention of accounting records, preparation of financial statements and in
•	safeguarding the auditor's rights;
•	the auditor shall report the default in the audit report.

There is no information to report in this regard.

/s/ Christopher Attard

Christopher Attard CPA

Certified Public Accountant

10, Santa Rita, Venewwa Street, Fgura FGR1860, Malta

31 January 2019

VIRTUAL GENERATION LIMITED

STATEMENT OF COMPREHENSIVE INCOME

FOR THE YEAR ENDED 31DECEMBER 2018

		2018	2017
	Note

Turnover	4	€618,010	€712,089

Direct Costs		(428,658)	(319,782)

Gross Profit		189,352	392,307

Administrative Expenses		(131,049)	(148,911)

Profit before Taxation	5	58,303	243,396

Taxation	6	(20,406)	(85,188)

Profit for the Year		37,897	158,208

Other Comprehensive Income for the Year		—	—

Total Comprehensive Income for the Year		37,897	158,208

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VIRTUAL GENERATION LIMITED

STATEMENT OF FINANCIAL POSITION

AT 31 DECEMBER 2018

		2018		2017
Non-Current Assets	Note	€	€	€
Property, Plant and Equipment	7		38,098	64,326

Current Assets
Debtors	8	128,592		74,483
Bank Balances		83,190		253,538

		211,782		328,021

Current Liabilities
Creditors	9	(28,647)		(39,344)

Current Taxation		(20,406)		(179,235)
		(49,053)		(218,579)

Net Current Assets			162,729	109,442

Total Assets less Current Liabilities			200,827	173,768

Non-Current Liabilities
Creditors	9		(89,162)	—

			111,665	173,768

Capital and Reserves

Called Up Issued Share Capital	10		4,000	4,000

Profit and Loss Account			107,665	169,768

Shareholders' Funds			111,665	173,768

The Director approved the financial statements on pages 7 to 18 on 31 January 2019:

/s/ Stefano Volo

Stefano Volo

Director

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VIRTUAL GENERATION LIMITED

STATEMENT OF CHANGES IN EQUITY

FOR THE YEAR ENDED 31DECEMBER 2018

	Ordinary Share Capital	Profit and Loss Account	TOTAL
	€	€	€
At 1 January 2017	4,000	176,560	180,560

Total Comprehensive Income for the Year		158,208	158,208

Dividend Distributed		(165,000)	(165,000)

At 31 December 2017	4,000	169,768	173,768

Total Comprehensive Income for the Year		37,897	37,897

Dividend Distributed		(100,000)	(100,000)

At 31 December 2018	4,000	107,665	111,665

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VIRTUAL GENERATION LIMITED

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED 31 DECEMBER 2018

		2018		2017
	Note	€	€	€

Cash Flows from Operating Activities:
Cash received from customers		577,792		647,258
Cash paid to suppliers		(556,179)		(441,784)

Cash Generated from Operating Activities	11	21,613		205,474
Taxation		(179,235)		(49,485)

Net Cash (Outflow)/Inflow from Operating Activities			(157,622)	155,989

Cash Flows from Investing Activities
Payments to acquire property, plant and equipment		(4,078)		(51,550)
Net Cash Outflow from Investing Activities			(4,078)	(51,550)

Cash Flows from Financing Activities
Repayments of advances from shareholders		(8,648)		(2,190)
Dividends distributed		—		(165,000)

Net Cash (Outflow)/Inflow from Financing Activities			(8,648)	(167,190)

Net Decrease in Cash and Cash Equivalents			(170,348)	(62,751)

Bank balances at beginning of year			253,538	316,289

Bank Balances at End of Year			83,190	253,538

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VIRTUAL GENERATION LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2018

1                    Corporate Information

Virtual Generation Limited is a limited liability company incorporated and domiciled in Malta. Its registered address and principal activities are described in the Report of the Director. These financial statements were authorised for issue in accordance with a resolution of the director dated 31 January 2019.

2                   Accounting Convention and Basis of Preparation

These financial statements have been prepared in accordance with International Financial Reporting Standards as adopted by the European Union ("IFRS"), and have been properly prepared in accordance with the Companies Act, Cap. 386 of the Laws of Malta. These financial statements have been prepared under the historic cost convention as modified by the fair valuation convention where required by IFRS. The presentation and functional currency is the Euro ('€'), being the currency that reflects the economic substance of the underlying events and circumstances relevant to the Company.

The Company adopted all International Financial Reporting Standards and interpretations that are mandatory for the accounting period commencing on 1 January 2018. The adoption of any new standards, amendments and interpretations to existing standards since the previous accounting period did not result in substantial changes to the Company's existing policies. The Company has not early adopted any new International Financial Reporting Standards' requirements that are issued but not as yet mandatory for this accounting period. It is envisaged that there are no such requirements that will have a possible material impact on the Company's financial statements in the period of initial application.

These financial statements have been prepared on a going concern basis.

3                    Significant Accounting Policies

The significant accounting policies adopted in the preparation of these financial statements are set out below. These accounting policies have been consistently applied by the Company throughout the period under review and are consistent with policies applied in previous years.

a)                             Property. Plant and Equipment

Property, plant and equipment are stated at cost less accumulated depreciation and impairment losses. Depreciation is calculated to write down the value of property, plant and equipment, less any anticipated residual value, by equal annual instalments over their estimated useful lives. A charge equivalent to a full period's depreciation is provided for during the period in which the asset is first brought into use, while no depreciation is charged during the period the asset is disposed of or scrapped.

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3       Significant Accounting Policies (cont.)

a)                             Property, Plant and Equipment (cont.)

At reporting date, assets are assessed about whether there is any indication of impairment. Any impairment loss is recognised as an expense to profit or loss.

The rates of depreciation used are based on the following estimated useful lives:

Years
Electronic Equipment	4

b)                             Revenue Recognition

Revenue is recognised when:

•	the contract with a customer is identified;
•	the performance obligations in the contract is identified;
•	the transaction price is determined;
•	the transaction price may be allocated to the performance obligations in the contract; and
•	the Company fully satisfies the performance obligation.

In relation to the rendering of services, revenue is recognised by reference to the date when the service is actually rendered.

c)                             Taxation

Income tax on the profit or loss for the period comprises current and deferred tax. Income tax is recognised to profit or loss except to the extent that it relates to items recognised directly to equity, in which case it is recognised in equity.

Current tax is the expected tax payable on the taxable income for the period, using tax rates enacted or substantially enacted at the reporting date.

Deferred tax is provided using the balance sheet liability method, providing for temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes. The amount of deferred tax provided is based on the expected manner of realisation or settlement of the carrying amount of assets and liabilities, using tax rates enacted or substantially enacted at the reporting date.

A deferred tax asset is recognised only to the extent that it is probable that future taxable profits will be available against which the asset can be utilised. Deferred tax assets are reduced to the extent that it is no longer probable that the related tax benefit will be realised.

d)                             Cash and Cash Equivalents

Cash and cash equivalents comprise bank balances.

e)                              Trade and Other Receivables

Trade and other short-term receivables are stated at their cost less specific impairment losses.

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3                    Significant Accounting Policies (cont.)

f) Trade and Other Payables

Trade and other payables are stated at cost.

g)                             Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent liabilities at the balance sheet date, as well as the income and expenses for the period under review. These estimates are reviewed periodically, and if adjustments become necessary, they are reported in the periods in which they become known.

The accounting estimates, assumptions and judgements made in preparing these financial statements are not of such difficulty, sub1ectivity and complexity as to require their disclosure as critical in accordance with applicable GAAP.

h)                            Impairment

The carrying amount of the Company's assets is reviewed at each reporting date to determine whether there is any indication of impairment. If any such indication exists, the assets' recoverable amount is estimated. An impairment loss is recognised whenever the present carrying amount of an asset exceeds its recoverable amount. Impairment losses are recognised to profit or loss.

When a decline in the fair value of an asset has been previously recognised in equity and there is ob1ective evidence that the asset is impaired, the cumulative loss that has been recognised in equity is transferred to profit or loss.

An impairment loss is reversed if there is objective evidence that the recoverable amount has recovered the value previously assessed as impaired. The impairment loss is reversed only to the extent that the asset's carrying amount does not exceed the carrying amount that would have been determined, net of depreciation, if no impairment loss had been originally recognised.

4                   Turnover

Turnover is stated after deduction of sales rebates and taxes directly linked to turnover. Turnover was generated entirely within Europe and peripheral territories.

5                    Profit before Taxation

a)                              The profit before taxation is stated after charging the following expenses:

	2018	2017
	€	€

Audit fees	2,000	1,500
Depreciation of property, plant and equipment	30,306	29,340

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5       Profit before Taxation (cont.)

b)                            The company employed a weekly average of 3 operating employees and 1 management, during the year under review (2017: 3).

c)                              The staff costs incurred during the year, including directors' remuneration, amounted to:

	2018	2017
	€	€

Staff wages and salaries	96,688	57,035
Social security costs	8,382	4,508

	105,070	61,543

6       Taxation

a)                               The taxation charged for the year comprised:

	2018	2017
	€	€

Current taxation	20,406	85,188
Deferred taxation	—	—

	20,406	85,188

b)                               There were no temporary differences at the reporting date from which a deferred tax balance could arise (2017: nil).

c)                              The tax expense for the year is reconciled to the results as per financial statements as follows:

		2018	2017
	%	€	€

Profit as per financial statements		58,303	243,396

Tax charge as the applicable effective tax rate	35	20,406	85,188

Tax expense for the year		20,406	85,188

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7       Property, Plant and Equipment

	Electronic Equipment	Furniture & Fixtures	Total

	€	€	€
Cost
At 1 January 2017	66,995		66,995
Additions	49,571	1,979	51,550
At 31 December 2017	116,566	1,979	118,545
Additions	3,725	353	4,078
At 31 December 2018	120,291	2,332	122,623
Depreciation
At 1 January 2017	24,879		24,879
Charge for the year	29,142	198	29,340
At 31 December 2017	54,021	198	54,219
Charge for the year	30,073	233	30,306
At 31 December 2018	84,094	431	84,525
Net Book Amount
At 1January 2017	42,116		42,116
At 31 December 2017	62,545	1,781	64,326
At 31 December 2018	36,197	1,901	38,098

8       Debtors

Debtors comprise:	2018	2017
	€	€
Trade receivables	113,451	73,233
Prepayments	9,598	1,250
Other debtors	5,543	—
	128,592	74,483

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9       Creditors

a) Creditors comprise:	2018	2017
Failing due within One Year	€	€
Trade payables	10,231	35,372
Accrued expenses	14,516	619
Related party payables	3,900	1,710
Other creditors	—	1,643
	28,647	39,344
Falling due within More than One Year
Loan from parent company	89,162	—
	117,809	39,344

b) The amounts owed to the related parties and shareholders are unsecured and free of interest.

10       Called Up Issued Share Capital

	2018	2017
	€	€

Authorised Share Capital
4,000 Ordinary Shares of €1 each	4,000	4,000

Issued and Fully Paid Up
4,000 Ordinary Shares of €1 each	4,000	4,000

In accordance with the Company's memorandum and articles of association, each ordinary share gives the right to one voting right, participates equally in profits distributed by the Company and carries equal rights upon the distribution of assets by the Company in the event of a winding up.

During the year, the Company distributed interim dividends amounting to €25.00 per ordinary share in issue and ranking for dividend (2017: €41.25). The dividends were still unsettled as at the reporting date.

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11                 Net Cash Inflow from Operating Activities

The net cash inflow from operating activities is reconciled to the net profit before taxation as follows:

	2018	2017
	€	€
Profit before taxation	58,303	243,396
Add back / (Deduct):
Non-cash expenditure	30,306	29,340
Taxation paid	(179,235)	(49,485)
Movement in debtors	(54,109)	(66,081)
Movement in creditors	(12,887)	(1,181)
Net cash (outflow)/inflow from operating activities	(157,622)	155,989

12                    Related Parties

Related parties in these financial statements

The following table summarises the related parties referred to in these financial statements:

Name	Nature of relationship
NAOS Holding Limited	Shareholder

Transactions and balances with related parties

All transactions with related parties were carried out on an arm's length basis, except for a loan by the shareholders that was provided on an interest-free basis.

The director receives no remuneration for holding the office of director of the Company.

Outstanding balances with related parties at year-end and conditions thereon are stated in note 9 to these financial statements.

Controlling party

The Company is a subsidiary of NAOS Holding Limited, a company registered in Malta with registration number C83262 and registered address at Cornerstone Business Centre, Suite 1, Level 2, 16th September Square, Mosta MSTl 180, Malta. No individual directly or indirectly controls the ma1ority of the equity of the Company.

13                 Financial Instruments

Financial assets of the Company comprise bank balance and trade receivables. Financial liabilities of the Company comprise trade and loan payables. The accounting policies for these assets and liabilities are set out in note 3 to these financial statements, and these policies are directed towards the establishment of fair values for these assets and liabilities.

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13       Financial Instruments (cont.)

a)                               Interest Rate Risk

The Company is not exposed to any interest-accruing assets or liabilities.

b)                              Fair Value

The fair values of financial instruments of the Company are not materially different from their carrying amounts. The Company assesses the fair value of its financial instruments by reference to non-complex valuation methods based on cost and income factors and using observable inputs (IFRS 13 level 2 hierarchy). Given that the financial instruments held by the Company have a short maturity date, are not of a complex nature and are similar to many other financial instruments in prevalent economic use, the risk that fair valuation methods used by the Company may affect its reported financial performance is low.

c)                               Credit Risk

The Company does not hold any significant financial assets sub1ect to high credit risk.

d)                              Foreign Exchange Risk

The Company does not hold any significant financial assets in any currency other than the functional currency.

e)                               Liquidity Risk

The Company is funded partly by equity and partly by debt funding. The Company's debt funding is provided by the direct parent company which have the willingness and ability to continue funding the Company's operations over the foreseeable future. The contractual maturity of such funding is between 1year and 5 years. The contracted undiscounted future cash flows of funding is not materially different from the carrying amount in the statement of financial position in view of prevalent zero-interest market rates.

The Company is not subject to any supplementary externally imposed capital management requirements.

f)                     Market Risk

The Company is inherently exposed to all the macro-economic, legal and social factors that affect the industry in which it carries out its business. The sensitivity to such factors is assessed as average by management, as compared to competitors in the same industry. The Company does not possess any financial assets or liabilities which are specifically exposed to a high level of market risk profile.

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VIRTUAL GENERATION LIMITED

SCHEDULE TO THE STATEMENT OF COMPREHENSIVE INCOME

FOR THE YEAR ENDED 31 DECEMBER 2018

Schedule

Direct Costs & Administrative Expenses I

This schedule does not form part of the audited financial statements set out on pages 7 to 18

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Schedule I

VIRTUAL GENERATION LIMITED

DIRECT COSTS AND ADMINISTRATIVE EXPENSES

FOR THE YEAR ENDED 31 DECEMBER 2018

	2018	2017
	€	€

Certification costs	47,190	—
Depreciation of property, plant and equipment	30,306	29,340
Hosting fees	25,212	22,510
Platform maintenance and usage fees	59,617	64,197
Royalty fees	7,650	—
Software costs	116,632	91,310
Wages and salaries	105,070	61,543
Website development costs	36,480	49,870
Webspace usage fees	501	1,012
Direct costs	428,658	319,782
Advertising costs	6,711	1,245
Bank charges	1,361	918
Conferences, fairs and seminars	11,495	15,628
General expenses	—	66
Hire of equipment	—	6,635
Legal fees	162	359
Office maintenance	2,522	5,615
Postage and stationery	1,437	836
Premises rental	—	30,992
Professional fees	71,993	69,680
Registration fees	250	140
Sales commissions	10,454	—
Telecommunications	576	1,051
Travelling costs	22,591	15,065
Water and electricity	1,497	681
Administrative expenses	131,049	148,911

Registration number C 66059

Virtual Generation Limited

Director’s Report and

Financial Statements 2017

VIRTUAL GENERATION LIMITED

DIRECTOR’S REPORT AND FINANCIAL STATEMENTS 2017

Contents

Page
Report of the Director	2
Statement of Director’s Responsibilities	3
Report of the Independent Auditor	4 - 6
Statement of Comprehensive Income	7
Statement of Financial Position	8
Statement of Changes in Equity	9
Statement of Cash Flows	10
Notes to the Financial Statements	11 – 18

REPORT OF THE DIRECTOR

FOR THE YEAR ENDED 31 DECEMBER 2017

Director : Stefano Volo

Registered Office : Level 2, Farrugia Building, 9

St. Michael Street

San Gwann SGN2301 Malta

The director presents the annual report together with the audited financial statements of the Company for the year ended 31 December 2017. The Company qualifies as a small company for the purposes of the reporting requirements of the Companies Act, Cap. 386 of the Laws of Malta.

1	Principal Activities

The Company is engaged in developing and managing virtual gaming software and ancillary services.

2	Review of Business Development and State of Affairs

During the year under review, the Company was engaged in expanding its business setup and customer base. The profit for the year amounted to €158,208.

3	Likely Future Business Developments

The Company expects to maintain its business line at profitable levels over the forthcoming financial year.

4	Dividends and Reserves

During the year under review, interim dividends amounting to €165,000 (2016: €90,000) were distributed to shareholders. After adding up the profit and the dividend for the current year to retained profits brought forward, total retained profits amounting to €169,768 are being carried forward to the next financial year.

Approved by the Director on 25 July 2018:

Stefano Volo

Director

STATEMENT OF DIRECTOR’S RESPONSIBILITIES

This statement is made to enable shareholders to distinguish between the duties of the director, as listed below, and the duties of the auditor as indicated in the report of the independent auditor to the members on page 4.

The Companies Act, Cap. 386 of the Laws of Malta requires the director to prepare financial statements for each financial period, which give a true and fair view of the Company's state of affairs as at the end of, and its profit or loss for, that period.

In preparing these financial statements, the director is required to:

◼	adopt the going concern basis unless it is inappropriate to presume that the Company will continue in business;

◼	select suitable accounting policies and apply them consistently;

◼	make judgements and estimates that are reasonable and prudent;

◼	account for income and charges relating to the accounting period on the accruals basis;

◼	value separately the components of asset and liability items; and

◼	report comparative figures corresponding to those of the preceding accounting period.

The director is responsible for keeping proper accounting records. Such records should disclose with reasonable accuracy at any time, the financial position of the Company such as to enable him to ensure that the financial statements have been properly prepared in accordance with the Companies Act. He is also responsible for safeguarding the assets of the Company and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

REPORT OF THE INDEPENDENT AUDITOR

TO THE MEMBERS OF VIRTUAL GENERATION LIMITED

Report on the Financial Statements

I have audited the financial statements of Virtual Generation Limited as set out on pages 7 to 18, which comprise the Statements of Comprehensive Income, Changes in Equity and Cash Flows for the year ended 31 December 2017, the Statement of Financial Position as at that date and the Notes to the Financial Statements.

Audit Opinion

In my opinion, the financial statements give a true and fair view of the financial position of the Company as at 31 December 2017 and of its financial performance and cash flows for the year then ended in accordance with International Financial Reporting Standards as adopted by the European Union (“IFRS”), and have been properly prepared in accordance with the Companies Act, Cap. 386 of the Laws of Malta.

Basis for Opinion

I conducted my audit in accordance with International Standards on Auditing (“ISAs”). My responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of my report. I am independent of the Company in accordance with the International Ethics Standards Board for Accountants’ Code of Ethics for Professional Accountants (“IESBA Code”) together with the ethical requirements that are relevant to my audit of the financial statements in accordance with the Accountancy Profession (Code of Ethics for Warrant Holders) Directive issued in terms of the Accountancy Profession Act, Cap. 281 of the Laws of Malta, and I have fulfilled my other ethical responsibilities in accordance with these requirements and the IESBA Code. I believe that the audit evidence I have obtained is sufficient and appropriate to provide a basis for my opinion.

Other Information

The director is responsible for the Other Information. The Other Information comprises the Director’s Report as set out on page 2. My opinion on the financial statements does not cover this information. In connection with my audit of the financial statements, my responsibility is to read the Other Information and, in doing so, consider whether the Other Information is materially inconsistent with the financial statements or my knowledge obtained in the audit, or otherwise appears to be materially misstated. With respect to the Director’s Report, I also considered whether the Director’s Report includes the disclosures required by Article 177 of the Companies Act, Cap. 386 of the Laws of Malta.

Based on the work I have performed, in my opinion:

•	the information given in the Director’s Report is consistent with the financial statements; and
•	the Director’s Report has been prepared in accordance with the Companies Act;

In addition, in light of the knowledge and understanding of the Company and its environment obtained in the course of the audit, I am required to report if I have identified material misstatements in the Director’s Report and Other Information. I have nothing to report in this regard.

REPORT OF THE INDEPENDENT AUDITOR

TO THE MEMBERS OF VIRTUAL GENERATION LIMITED (cont.)

Director’s Responsibility for the Financial Statements

As described on page 3, these financial statements are the responsibility of the Company’s director. The director is responsible for the preparation and fair presentation of these financial statements in accordance with IFRS and in accordance with the Companies Act, Cap. 386 of the Laws of Malta, and for such internal control as he determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, the director is responsible for assessing the Company’s ability to continue as a going concern, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless the director either intends to liquidate the Company or to cease operations, or has no realistic alternative but to do so.

Auditor’s Responsibility

My objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes my opinion. Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with ISAs will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in their aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

As part of an audit in accordance with ISAs, I exercise professional judgment and maintain professional scepticism throughout the audit. I also:

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for my opinion. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.
•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control.
•	Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by the director.
•	Conclude on the appropriateness of the director’s use of the going concern basis of accounting and based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the Company’s ability to continue as a going concern. If I conclude that a material uncertainty exists, I am required to draw attention in my auditor’s report to the related disclosures in the financial statements or, if such disclosures are inadequate, to modify my opinion. My conclusions are based on the audit evidence obtained up to the date of my auditor’s report. However, future events or conditions may cause the company to cease to continue as a going concern.
•	Evaluate the overall presentation, structure and content of the financial statements, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation.

I communicate with the director regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that I identify during my audit.

Report on Other Legal and Regulatory Requirements

The Companies Act, Cap. 386 of the Laws of Malta establishes that if the Company’s directors default in:

•	disclosing their remuneration; or
•	their duties related to retention of accounting records, preparation of financial statements and in safeguarding the auditor’s rights;

the auditor shall report the default in the audit report. There is no information to report in this regard.

Christopher Attard

Certified Public Accountant

10, Santa Rita, Venewwa Street, Fgura FGR1860, Malta 25 July 2018

FOR THE YEAR ENDED 31 DECEMBER 2017
		2017	2016
	Note	€	€
Turnover	4	712,089	557,390
Direct Costs Gross Profit		(319,782) --------- 392,307	(224,847) ---------- 332,543
Administrative Expenses Profit before Taxation	5	(148,911) --------- 243,396	(63,834) ---------- 268,709
Taxation Profit for the Year	6	(85,188) --------- 158,208 =====	(94,048) ---------- 174,661 =====
Other Comprehensive Income for the Year		- ==	- ==
Total Comprehensive Income for the Year		158,208 =====	174,661 =====

AT 31 DECEMBER 2017
		2017	2016
Non-Current Assets	Note	€ €	€
Property, Plant and Equipment	7	64,326	42,116 --------
Current Assets Debtors	8	74,483	8,402
Bank Balances Current Liabilies		253,538 ---------- 328,021 ----------	316,289 ---------- 324,691 ----------
Creditors	9	(39,344)	(38,815)
Current Taxation		(179,235) ---------- (218,579) ----------	(143,532) ---------- (182,347) ----------
Net Current Assets Total Assets less Current Liabilities		109,442 ---------- 173,768	142,344 ---------- 184,460
Non-Current Liabilites Creditors	9	-	(3,900)
		----------	----------
		173,768 =====	180,560 =====
Capital and Reserves Called Up Issued Share Capital	10	4,000	4,000
Profit and Loss Account Shareholders’ Funds		169,768 --------- 173,768 =====	176,560 ---------- 180,560 =====

The Director approved the financial statements on pages 7 to 18 on 25 July 2018:

Stefano Volo

Director

	Ordinary Share Capital	Profit and Loss Account	TOTAL
	€	€	€
At 1 January 2016	4,000	91,899	95,899
Total Comprehensive Income for the Year	-	174,661	174,661
Dividends Distributed At 31 December 2016	- ------- 4,000	(90,000) --------- 176,560	(90,000) --------- 180,560
Total Comprehensive Income for the Year	-	158,208	158,208
Dividends Distributed At 31 December 2017	- ------- 4,000 ===	(165,000) ---------- 169,768 =====	(165,000) ---------- 173,768 =====

Cash Flows from Operating Activities: Cash received from customers	Note	2017 € € 647,258	2016 € 575,370
Cash paid to suppliers Cash Generated from Operating Activities	11	(441,784) --------- 205,474	(241,932) ---------- 333,438
Taxation Net Cash Inflow from Operating Activities		(49,485) --------- 155,989	- ---------- 333,438
Cash Flows from Investing Activities Payments to acquire property, plant and equipment		(51,550)	(34,475)
Net Cash Outflow from Investing Activities		-------- (51,550)	-------- (34,475)
			--------
Cash Flows from Financing Activities Repayments of advances from shareholders		(2,190)	-
Dividends distributed Net Cash (Outflow)/Inflow from Financing Activities		(165,000) --------- (167,190) ---------	(90,000) -------- (90,000) --------
Net (Decrease)/Increase in Cash and Cash Equivalents		(62,751)	208,963
Bank balances at beginning of year Bank Balances at End of Year		316,289 ---------- 253,538 =====	107,326 ---------- 316,289 =====

NOTES TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 DECEMBER 2017

1	Corporate Information

Virtual Generation Limited is a limited liability company incorporated and domiciled in Malta. Its registered address and principal activities are described in the Report of the Director. These financial statements were authorised for issue in accordance with a resolution of the director dated 25 July 2018.

2	Accounting Convention and Basis of Preparation

These financial statements have been prepared in accordance with International Financial Reporting Standards as adopted by the European Union (“IFRS”), and have been properly prepared in accordance with the Companies Act, Cap. 386 of the Laws of Malta. These financial statements have been prepared under the historic cost convention as modified by the fair valuation convention where required by IFRS. The presentation and functional currency is the Euro (‘€’), being the currency that reflects the economic substance of the underlying events and circumstances relevant to the Company.

The Company adopted all International Financial Reporting Standards and interpretations that are mandatory for the accounting period commencing on 1 January 2017. The adoption of any new standards, amendments and interpretations to existing standards since the previous accounting period did not result in substantial changes to the Company’s existing policies. The Company has not early adopted any new International Financial Reporting Standards’ requirements that are issued but not as yet mandatory for this accounting period. It is envisaged that there are no such requirements that will have a possible material impact on the Company’s financial statements in the period of initial application.

These financial statements have been prepared on a going concern basis.

3	Significant Accounting Policies

The significant accounting policies adopted in the preparation of these financial statements are set out below. These accounting policies have been consistently applied by the Company throughout the period under review and are consistent with policies applied in previous years.

a)	Property, Plant and Equipment

Property, plant and equipment are stated at cost less accumulated depreciation and impairment losses. Depreciation is calculated to write down the value of property, plant and equipment, less any anticipated residual value, by equal annual instalments over their estimated useful lives. A charge equivalent to a full period’s depreciation is provided for during the period in which the asset is first brought into use, while no depreciation is charged during the period the asset is disposed of or scrapped.

a)	Property, Plant and Equipment (cont.)

At reporting date, assets are assessed about whether there is any indication of impairment. Any impairment loss is recognised as an expense to profit or loss.

The rates of depreciation used are based on the following estimated useful lives:

Years
Electronic Equipment	4

b)	Revenue Recognition

Revenue is recognised when:

•	the amount of revenue can be measured reliably;
•	it is probable that the economic benefits associated with the transaction will flow to the company; and
•	the costs incurred or to be incurred in respect of the transaction can be measured reliably.

In relation to the rendering of services, revenue is recognised by reference to the date when the service is actually rendered.

c)	Taxation

Income tax on the profit or loss for the period comprises current and deferred tax. Income tax is recognised to profit or loss except to the extent that it relates to items recognised directly to equity, in which case it is recognised in equity.

Current tax is the expected tax payable on the taxable income for the period, using tax rates enacted or substantially enacted at the reporting date.

Deferred tax is provided using the balance sheet liability method, providing for temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes. The amount of deferred tax provided is based on the expected manner of realisation or settlement of the carrying amount of assets and liabilities, using tax rates enacted or substantially enacted at the reporting date.

A deferred tax asset is recognised only to the extent that it is probable that future taxable profits will be available against which the asset can be utilised. Deferred tax assets are reduced to the extent that it is no longer probable that the related tax benefit will be realised.

d)	Cash and Cash Equivalents

Cash and cash equivalents comprise bank balances.

e)	Trade and Other Receivables

Trade and other short-term receivables are stated at their cost less specific impairment losses.

f)	Trade and Other Payables

Trade and other payables are stated at cost.

g)	Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent liabilities at the balance sheet date, as well as the income and expenses for the period under review. These estimates are reviewed periodically, and if adjustments become necessary, they are reported in the periods in which they become known.

The accounting estimates, assumptions and judgements made in preparing these financial statements are not of such difficulty, subjectivity and complexity as to require their disclosure as critical in accordance with applicable GAAP.

h)	Impairment

The carrying amount of the Company’s assets is reviewed at each reporting date to determine whether there is any indication of impairment. If any such indication exists, the assets’ recoverable amount is estimated. An impairment loss is recognised whenever the present carrying amount of an asset exceeds its recoverable amount. Impairment losses are recognised to profit or loss.

When a decline in the fair value of an asset has been previously recognised in equity and there is objective evidence that the asset is impaired, the cumulative loss that has been recognised in equity is transferred to profit or loss.

An impairment loss is reversed if there is objective evidence that the recoverable amount has recovered the value previously assessed as impaired. The impairment loss is reversed only to the extent that the asset’s carrying amount does not exceed the carrying amount that would have been determined, net of depreciation, if no impairment loss had been originally recognised.

4	Turnover

Turnover is stated after deduction of sales rebates and taxes directly linked to turnover. Turnover was generated entirely within Europe and peripheral territories.

5	Profit before Taxation

a)	The profit before taxation is stated after charging the following expenses:

2017       2016

€ €

Audit fees 1,500 1,200

Depreciation of property, plant and equipment 29,340 16,749

==== ====

b)	The company employed a weekly average of 2 operating employees during the year under review (2016: nil).

5       Profit before Taxation (cont.)

c)	The staff costs incurred during the year, including directors’ remuneration, amounted to:

	2017 €	2016 €
Staff wages and salaries	57,035	-
Social security costs	4,508 -------- 61,543 ====	- ----- - ===
6 Taxation
a) The taxation charged for the year comprised:
	2017	2016
	€	€
Current taxation	85,188	94,048
Deferred taxation	- -------- 85,188 ====	- -------- 94,048 ====

b)	There were no temporary differences at the reporting date from which a deferred tax balance could arise (2016: nil).

c)	The tax expense for the year is reconciled to the results as per financial statements as follows:

	%	2017 €	2016 €
Profit as per financial statements		243,396 =====	268,709 ====
Tax charge as the applicable effective tax rate Tax expense for the year	35	85,188 --------- 85,188 ====	94,048 -------- 94,048 ====

7       Property, Plant and Equipment

	Electronic Equipment	Furniture & Fixtures	Total
	€	€	€
Cost
At 1 January 2016	32,520	-	32,520
Additions	34,475 --------	- ----	34,475 ---------
At 31 December 2016	66,995	-	66,995
Additions	49,571	1,979	51,550
	---------	------	----------
At 31 December 2017	116,566	1,979	118,545
	----------	-------	----------
Depreciation
At 1 January 2016	8,130	-	8,130
Charge for the year	16,749	-	16,749
	--------	----	--------
At 31 December 2016	24,879	-	24,879
Charge for the year	29,142	198	29,340
	--------	-----	--------
At 31 December 2017	54,021	198	54,219
	--------	-----	---------
Net Book Amount
At 1 January 2016	24,390	-	24,390
	====	==	====
At 31 December 2016	42,116	-	42,116
	====	==	====
At 31 December 2017	62,545	1,781	64,326
	====	===	====

8 Debtors Debtors comprise:
	2017	2016
	€	€
Trade receivables	73,233	8,402
Prepayments	1,250 --------- 74,483 ====	- ------ 8,402 ===

a) Creditors comprise:	2017	2016
Falling due within One Year	€	€
Trade payables	35,372	19,676
Accrued expenses	619	-
Loan from shareholders	1,710	-
Other creditors	1,643 -------- 39,344	19,139 -------- 38,815
Falling due within More than One Year Loan from shareholders	-	3,900
	--------	--------
	39,344 ====	42,715 ====
b) The amounts owed to the shareholders are unsecured and free of interest.
10 Called Up Issued Share Capital	2017	2016
Authorised Share Capital	€	€
4,000 Ordinary Shares of €1 each Issued and Fully Paid-up	4,000 ===	4,000 ===
4,000 Ordinary Shares of €1 each	4,000 ===	4,000 ===

In accordance with the Company’s memorandum and articles of association, each ordinary share gives the right to one voting right, participates equally in profits distributed by the Company and carries equal rights upon the distribution of assets by the Company in the event of a winding up.

During the year, the Company distributed interim dividends amounting to €41.25 per ordinary share in issue and ranking for dividend (2016: €22.50). The dividends were fully paid out at the reporting date.

The net cash inflow from operating activities is reconciled to the net profit before taxation as follows:

	2017 €	2016 €
Profit before taxation	243,396	268,709
Add back/(Deduct):
Non-cash expenditure	29,340	16,749
Taxation paid	(49,485)	-
Movement in debtors	(66,081)	18,295
Movement in creditors	(1,181)	29,685
	----------	----------
Net cash inflow from operating activities	155,989	333,438
	=====	=====

12	Related Parties

Related parties in these financial statements

The following table summarises the related parties referred to in these financial statements:

Name Nature of relationship

NAOS Holding Limited Shareholder

Transactions and balances with related parties

All transactions with related parties were carried out on an arm’s length basis, except for a loan by the shareholders that was provided on an interest-free basis.

The director receives no remuneration for holding the office of director of the Company.

Outstanding balances with related parties at year-end and conditions thereon are stated in note 9 to these financial statements.

Controlling party

The Company is a subsidiary of NAOS Holding Limited, a company registered in Malta with registration number C83262 and registered address at Cornerstone Business Centre, Suite 1, Level 2, 16th September Square, Mosta MST1180, Malta. No individual directly or indirectly controls the majority of the equity of the Company.

13	Financial Instruments

Financial assets of the Company comprise bank balance and trade receivables. Financial liabilities of the Company comprise trade and loan payables. The accounting policies for these assets and liabilities are set out in note 3 to these financial statements, and these policies are directed towards the establishment of fair values for these assets and liabilities.

a)	Interest Rate Risk

The Company is not exposed to any interest-accruing assets or liabilities.

b)	Fair Value

The fair values of financial instruments of the Company are not materially different from their carrying amounts. The Company assesses the fair value of its financial instruments by reference to non-complex valuation methods based on cost and income factors and using observable inputs (IFRS 13 level 2 hierarchy). Given that the financial instruments held by the Company have a short maturity date, are not of a complex nature and are similar to many other financial instruments in prevalent economic use, the risk that fair valuation methods used by the Company may affect its reported financial performance is low.

c)	Credit Risk

The Company does not hold any significant financial assets subject to high credit risk.

d)	Foreign Exchange Risk

The Company does not hold any significant financial assets in any currency other than the functional currency.

e)	Liquidity Risk

The Company is funded partly by equity and partly by debt funding. The Company’s debt funding is provided by the direct parent company which have the willingness and ability to continue funding the Company’s operations over the foreseeable future. The contractual maturity of such funding is less than 1 year. The contracted undiscounted future cash flows of funding is not materially different from the carrying amount in the statement of financial position.

The Company is not subject to any supplementary externally imposed capital management requirements.

f)	Market Risk

The Company is inherently exposed to all the macro-economic, legal and social factors that affect the industry in which it carries out its business. The sensitivity to such factors is assessed as average by management, as compared to competitors in the same industry. The Company does not possess any financial assets or liabilities which are specifically exposed to a high level of market risk profile.

VIRTUAL GENERATION LIMITED

SCHEDULE TO THE STATEMENT OF COMPREHENSIVE INCOME FOR THE YEAR ENDED 31 DECEMBER 2017

Schedule

Direct Costs & Administrative Expenses I

This schedule does not form part of the audited financial statements set out on pages 7 to 18.

Schedule I

VIRTUAL GENERATION LIMITED DIRECT COSTS AND ADMINISTRATIVE EXPENSES FOR THE YEAR ENDED 31 DECEMBER 2017
	2017	2016
	€	€
Depreciation of property, plant and equipment	29,340	16,749
Hosting fees	22,510	7,716
Platform maintenance and usage fees	64,197	50,970
Software costs	91,310	59,912
Wages and salaries	61,543	-
Website development costs	49,870	85,900
Webspace usage fees Direct costs	1,012 ---------- 319,782 =====	3,600 ---------- 224,847 =====
Advertising costs	1,245	-
Bank charges	918	530
Conferences, fairs and seminars	15,628	-
General expenses	66	200
Hire of equipment	6,635	-
Legal fees	359	-
Office maintenance	5,615
Postage and stationery	836	69
Premises rental	30,992	-
Professional fees	69,680	61,173
Registration fees	140	140
Telecommunications	1,051	-
Travelling costs	15,065	1,722
Water and electricity Administrative expenses	681 --------- 148,911 =====	- -------- 63,834 ====